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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 26, 2001


                                Raytheon Company
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-12591                  95-1778500
      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)



           141 Spring Street
        Lexington, Massachusetts                          02421
(Address of Principal Executive Offices)               (Zip Code)



                                 (781) 862-6600
              (Registrant's telephone number, including area code)


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Item 9.  Regulation FD Disclosure.

            Certain officers of Raytheon Company plan to present materials in the form of a slide show presentation and/or printed materials to meetings of analysts, investment banking firms and prospective investors beginning on April 27, 2001. Among the materials presented will be the information attached hereto as Exhibit 99.1 and is incorporated in this Item 9 by reference.














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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 26, 2001


                                 RAYTHEON COMPANY



                                 By:   /s/ Edward S. Pliner
                                     -------------------------------------------
                                     Name:  Edward S. Pliner
                                     Title: Vice President and
                                            Corporate Controller






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


                                  EXHIBIT LIST

Exhibit No.                     Description

99.1                            Presentation